                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[ ]  Preliminary Information Statement
[ ] Confidential, for the Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement

                              ZAP.COM CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

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     (4)  Date Filed:

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

                                 [ZAP.COM LOGO]

                         100 MERIDIAN CENTRE, SUITE 350
                           ROCHESTER, NEW YORK 14618

                                                                  APRIL 18, 2005

To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of Zap.Com Corporation, to be held on June 1, 2005, at 10:30 a.m. local time, at the Canandaigua Inn on the Lake, 770 South Main Street, Canandaigua, New York, 14424. At the meeting, we will consider those matters described in the accompanying notice of annual meeting of stockholders, report on the progress of the Company, comment on matters of interest and respond to your questions. A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2004 containing financial statements preceded or accompanies this mailing.

     We appreciate your continued interest in Zap.Com.

                                          Sincerely,

                                          -s- Avram A. Glazer

                                          AVRAM A. GLAZER,
                                          President and Chief Executive Officer

                              ZAP.COM CORPORATION
                         100 MERIDIAN CENTRE, SUITE 350
                           ROCHESTER, NEW YORK 14618
                                 (585) 242-2000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 1, 2005

To the Stockholders of Zap.Com Corporation:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Zap.Com Corporation, a Nevada corporation ("Zap.Com" or the "Company"), will be held at the Canandaigua Inn on the Lake, 770 South Main Street, Canandaigua, New York, 14424, on June 1, 2005 at 10:30 a.m. local time, for the following purposes:

          1. To elect a director;

          2. To consider and vote on a proposal to grant stock options to the Company's President and Chief Executive Officer;

          3. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors; and

          4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors has set the close of business on April 13, 2005 as the record date for the Annual Meeting. Only stockholders of record at the close of business on the record date are entitled to notice of, and to vote at the Annual Meeting and any adjournments thereof. The stock transfer books of the Company will not be closed following the record date. A list of such stockholders will be available during normal business hours at the offices of the Company for inspection at least ten days prior to the Annual Meeting. A copy of the Annual Report of the Company's operations during the year ended December 31, 2004 and Zap.Com's Information Statement accompanies this notice.

     Stockholders are cordially invited and encouraged to attend the Annual Meeting in person.

                                          By Order of the Board of Directors,

                                          -s- Avram A. Glazer

                                          AVRAM A. GLAZER,
                                          President and Chief Executive Officer

Rochester, New York
April 18, 2005

                              ZAP.COM CORPORATION
                         100 MERIDIAN CENTRE, SUITE 350
                           ROCHESTER, NEW YORK 14618
                                 (585) 242-2000

                             INFORMATION STATEMENT

     This Information Statement and the accompanying Notice of Annual Meeting of Stockholders are being furnished to the stockholders of Zap.Com Corporation ("Zap.Com" or the "Company") by the Board of Directors in connection with the Annual Meeting of Stockholders to be held on June 1, 2005 at 10:30 a.m. local time, at the Canandaigua Inn on the Lake, 770 South Main Street, Canandaigua, New York, 14424, and at any adjournments thereof (the "Annual Meeting").

     It is contemplated that this Information Statement will first be mailed to Zap.Com stockholders on or about April 20, 2005. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

     The principal executive offices of the Company are located at 100 Meridian Centre, Suite 350, Rochester, New York 14618; telephone (585) 242-2400.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

     At the Annual Meeting, including any adjournment(s) thereof, the stockholders of Zap.Com will be asked to consider and vote upon the election of a director, and the other proposals summarized in the attached Notice of Annual Meeting. The proposals are described in more detail in this Information Statement. The Board knows of no other matters that are likely to be brought before the Annual Meeting.

RECORD DATE; OUTSTANDING SHARES

     The Board of Directors of the Company has fixed the close of business on April 13, 2005 (the "Record Date") as the date for the determination of stockholders who are entitled to vote at the Annual Meeting and at any adjournment(s) or postponement(s) thereof. As of the Record Date, the Company's issued and outstanding capital stock consisted of 50,004,474 shares of common stock, par value $.001 per share (the "Common Stock"), which was held by approximately 1,500 holders of record. Each share of Common Stock is entitled to one vote in the election of directors and on each matter submitted for stockholder approval. The Common Stock is the Company's only outstanding class of stock as of the date of this Information Statement. As of the date of this Information Statement, Zapata Corporation ("Zapata") holds 48,972,258 shares of Zap.Com common stock, or approximately 98% of Zap.Com's outstanding Common Stock. Accordingly, Zapata will be able to determine the outcome of the director election and each proposal to be presented at the Annual Meeting. Zapata has informed Zap.Com that it intends to vote in accordance with the Board's recommendations on all proposals to be presented at the Annual Meeting.

QUORUM; ABSTENTIONS AND NON-VOTES; VOTE REQUIRED

     The presence at the meeting, in person or by proxy, of the holders of a majority of the Company's outstanding shares of voting stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to the particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If there are not sufficient shares represented in person or by proxy at the meeting to constitute a quorum, the meeting may be adjourned or postponed for a period of not more than 30 days at any one time, until a quorum is in attendance.

     With respect to the election of directors, the nominee receiving the highest number of affirmative votes will be elected to the Board of Directors. The affirmative vote of a majority of the shares of Common Stock voted at the Annual Meeting will be necessary to approve the grant of stock options to our President and Chief Executive Officer, to ratify the Board's appointment of PricewaterhouseCoopers LLP as the Company's independent auditors. Abstentions and broker non-votes will have no effect on the outcome of the election of directors or the approval of the independent auditors.

            The date of this Information Statement is April 18, 2005

                                   PROPOSAL 1

                              ELECTION OF DIRECTOR

     Pursuant to the Company's Restated Articles of Incorporation (the "Restated Articles") and By-Laws, the size of the Board is currently set at one director. Avram Glazer is the sole director.

     Directors will be elected by a plurality of the votes cast for director nominees at the Annual Meeting.

     Mr. Glazer has nominated himself to serve for a one year term or until his successor is duly qualified or elected. Mr. Glazer, age 44, has served as the sole director and President and Chief Executive Officer of Zap.Com since its formation in April 1998. Mr. Glazer also serves as Chairman of the Board, President and Chief Executive Officer of Zapata Corporation (NYSE: ZAP) which as of the date of this Information Statement holds of record and beneficially approximately 98% of the Company's outstanding common stock. Mr. Glazer has served as President and Chief Executive Officer of Zapata since 1995 and as Chairman of the Board since March 2002. Mr. Glazer also serves as Chairman of the Board of Omega Protein Corporation (NYSE: OME) (a marine protein company), and as a director of Safety Components International Corp. (OTCBB: SAFY) ( a manufacturer of automotive airbag components and safety fabrics).

     THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE AS DIRECTOR.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     During 2004, the Board of Directors met or acted by written consent twice.

     Zap.Com's Board of Directors does not presently maintain any committees since the Board only consists of one director. Upon expansion of the size of the Board to three or more directors, the By-Laws require that two standing committees of the Board of Directors be activated: the audit committee and the compensation committee, each comprised of two or more directors. The members of these committees will be appointed following the expansion of the Board to three or more directors.

     The primary purpose of the audit committee will be to (1) select the firm of independent auditors that will audit Zap.Com's financial statements, (2) discuss the scope and the results of the audit with the auditors and (3) review Zap.Com's financial accounting and reporting principles. The audit committee will also examine and discuss the adequacy of Zap.Com's financial controls with the independent auditors and with management.

     The functions of the compensation committee will be to review, approve and recommend to the Board of Directors the terms and conditions of incentive bonus plans applicable to corporate officers and key management personnel, to review and approve the annual salary of the chief executive officer, and to administer Zap.Com's 1999 Long-Term Incentive Plan.

     Zap.Com's Board of Directors currently performs the functions of the audit committee. The Board of Directors does not have a "financial expert". We believe the cost related to retaining a financial expert at this time is prohibitive. Further, because of our limited operations, we believe the services of a financial expert are not warranted.

     The Board of Directors does not have a nominating committee or a committee performing the functions of a nominating committee. The Board of Directors identifies and evaluates nominees for director. Since the Company only has limited operations at this time and the Board of Directors only consists of one director, the Board of Directors has not adopted a policy regarding the consideration of stockholder recommendations for nominations or any formal procedures for stockholders to recommend nominations. The Board of Directors will, however, consider stockholder recommendations. Such recommendations should be addressed to Avram Glazer, President and Chief Executive Officer, at the Company's principal executive offices.

     For the same reasons, the Board of Directors has not established a formal process for stockholders to send communications to the Board of Directors. Additionally, the Board of Directors has not implemented a formal policy regarding director attendance at the Annual Meeting. Last year the Company's sole director did not attend the Annual Meeting.

DIRECTOR COMPENSATION

     Each director who is not an employee of Zap.Com may be compensated for serving as a director at a set dollar amount to be determined by the Board. In addition, each new non-employee director may upon joining the Board, be granted options under the Zap.Com 1999 Long-Term Incentive Plan to purchase shares of Zap.Com Common Stock at the fair market value for the shares. The Board will determine the number and terms of the options to be granted to the new director. There are no family relationships, or other arrangements or understandings between or among any of the directors, executive officers or other persons under which that person was selected to serve as a director or officer.

EXECUTIVE OFFICERS

     The Company's officers serve at the pleasure of the Board of Directors. The following table sets forth information concerning the executive officers of Zap.Com as of the date of this Information Statement:

NAME                                        AGE                        POSITION
----                                        ---                        --------
Avram A. Glazer...........................  44    President and Chief Executive Officer
Leonard DiSalvo...........................  46    Vice President -- Finance and Chief Financial
                                                  Officer
Gordon E. Forth...........................  43    Secretary

     Leonard DiSalvo, age 46, has served as Zap.Com's Vice President -- Finance and Chief Financial Officer since April 1999. Mr. DiSalvo also serves as Zapata's Vice President -- Finance and Chief Financial Officer, a position he has held since joining Zapata in September 1998. Mr. DiSalvo serves as a director of Zapata's majority-owned subsidiary, Safety Components International, Inc. (OTCBB: SAFY), a position he has held since January 2004. Mr. DiSalvo also swerves as Chairman of the Safety Components' Compensation Committee. Mr. DiSalvo has over 20 years of experience in the areas of finance and accounting. Mr. DiSalvo served as a finance manager for Constellation Brands, Inc., a national manufacturer and distributor of wine, spirits and beer since 1996. Prior to that position, Mr. DiSalvo held various management positions in the areas of finance and accounting in the Contact Lens Division of Bausch & Lomb Incorporated. Mr. DiSalvo is a Certified Public Accountant.

     Gordon E. Forth, age 43, has served as Zap.Com's Secretary since April 1999. Mr. Forth also serves as Zapata's secretary. Mr. Forth is a partner of Woods Oviatt Gilman LLP, a Rochester, New York based law firm, which provides legal services to both Zapata and Zap.Com. Mr. Forth has practiced law at Woods Oviatt Gilman since 1987.

CODE OF BUSINESS CONDUCT AND ETHICS

     The Company has adopted a Code of Ethics and Business Conduct that applies to all of the Company's directors and key employees, including the Company's principal executive officer, principal accounting officer or controller or persons performing similar functions (collectively, the "Selected Officers"). The Company will provide without charge, upon request, a copy of the Code of Business Conduct and Ethics. Anyone wishing to obtain a copy should write to Zap.Com Corporation Investor Relations, 100 Meridian Centre Suite 350, Rochester, NY 14618.

                             EXECUTIVE COMPENSATION

     Zap.Com presently has no employment agreements with its officers or other key employees. A portion of the cost of the compensation of Zap.Com's executives who are also employed by Zapata are allocated to Zap.Com under a services agreement between Zapata and Zap.Com. Zap.Com has not reimbursed Zapata for those costs, but has recognized these amounts as additional capital contributions from Zapata. These costs were based upon an estimate of the amount of time devoted by those employees to the operation and affairs of each corporation.

     None of the Company's executive officers received annual compensation in excess of $100,000 during any of the last three completed fiscal years. Mr. Glazer serves as Chairman of the Board, President and Chief Executive Officer of Zapata and as President and Chief Executive Officer of Zap.Com. Zap.Com recognized approximately $6,000, $4,000 and $4,000 as contributed capital from Zapata Corporation for Mr. Glazer's annual salary for 2004, 2003 and 2002, respectively, under its services agreement with Zapata. No amounts of Mr. A. Glazer's bonuses were allocated to Zap.Com.

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM
                                                                                       COMPENSATION
                                                                                          AWARDS
                                                                                       ------------
                                                                ANNUAL COMPENSATION     SECURITIES
                                                       FISCAL   --------------------    UNDERLYING
NAME AND PRINCIPAL POSITION                             YEAR    SALARY($)   BONUS($)    OPTIONS(#)
---------------------------                            ------   ---------   --------   ------------
Avram A. Glazer......................................   2004      $  --(1)      --       365,000
  President and Chief Executive Officer                 2003         --(1)      --            --
                                                        2002         --(1)      --            --

---------------
(1) Mr. Glazer serves as Chairman of the Board, President and Chief Executive Officer of Zapata and as President and Chief Executive Officer of Zap.Com. Zap.Com recognized approximately $6,000, 4,000, and $4,000 as contributed capital from Zapata Corporation for Mr. Glazer's annual salary for 2004, 2003 and 2002, respectively, under its shared services agreement with Zapata. No amounts of Mr. A. Glazer's bonuses were allocated to Zap.Com.

                         OPTION GRANTS LAST FISCAL YEAR

     The following table provides information concerning the grant of stock options:

                                                                                          POTENTIALLY
                                                                                      REALIZABLE VALUE AT
                                               PERCENT OF                                ASSUMED ANNUAL
                                 NUMBER OF       TOTAL                                RATE OF STOCK PRICE
                                 SECURITIES     OPTIONS                                 APPRECIATION FOR
                                 UNDERLYING    GRANTED TO    EXERCISE                    OPTION TERM(2)
FISCAL                            OPTIONS     EMPLOYEES IN     PRICE     EXPIRATION   --------------------
YEAR             NAME            GRANTED(1)   FISCAL YEAR    ($/SHARE)      DATE         5%         10%
------           ----            ----------   ------------   ---------   ----------   --------   ---------
2004    Avram A. Glazer........   365,000(3)     71.4%         $0.08     11/2/2009     $8,000     $18,000

---------------

(1) Stock options are awarded at the fair market value of Common Stock at the date of grant. All options are exercisable in cumulative one-third installments vesting annually beginning on the first anniversary of the date of grant.

(2) The amounts shown as potentially realizable values are based on arbitrarily assumed rates of stock price appreciations of 5% and 10% over the full term of the options (5 years), as required by applicable regulations and are provided for illustrative purposes only and do not reflect the Company's estimate or projection of future Common Stock prices.

(3) This grant of options is subject to approval of the Company's stockholders at the June 1, 2005 annual meeting.

     The following sets forth for each of the Named Officers options exercised and the number and value of securities underlying unexercised options held by the Named Officers as of the end of 2004.

         AGGREGATED OPTIONS EXERCISES AND FISCAL YEAR-END OPTION VALUES

                                                              NUMBER OF
                                                        SECURITIES UNDERLYING
                                                         UNEXERCISED OPTIONS           VALUE OF UNEXERCISED
                              SHARES                     AT FISCAL YEAR-END            IN-THE-MONEY OPTIONS
                             ACQUIRED      VALUE     ---------------------------        AT FISCAL YEAR-END
NAME                        ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(1)
----                        -----------   --------   -----------   -------------   ----------------------------
Avram A. Glazer...........       --           --          --        365,000  (2)              $0/$0

---------------

(1) Based on the closing price on the NASD OTC Bulletin Board for Zap.Com's Common Stock on December 31, 2004 of $.08, the closing price was equal to the exercise price.

(2) This grant of options is subject to approval of the Company's stockholders at the June 1, 2005 annual meeting.

1999 LONG-TERM INCENTIVE PLAN

     The 1999 Long-Term Incentive Plan was approved by Zap.Com's Board and Zapata as Zap.Com's sole stockholder in April 1999, and amended in October 1999. Pursuant to the plan, awards may be made to existing and future officers, other employees, consultants and directors of Zap.Com from time to time. The 1999 Incentive Plan is intended to promote the long-term financial interests and growth of Zap.Com by providing employees, officers, directors and consultants of Zap.Com with appropriate incentives and rewards to enter into and continue in the employ of, or their relationship with, Zap.Com and to acquire a proprietary interest in the long-term success of Zap.Com; and to reward the performance of individual officers, other employees, consultants and directors in fulfilling their responsibilities for long-range achievements.

     Zap.Com's Board, or upon formation, the compensation committee (both of which are referred to below as the "committee"), makes awards under the 1999 Incentive Plan from among those eligible persons who hold positions of responsibility and whose performance, in the judgment of the committee, has a significant effect on Zap.Com's success.

     Under the 1999 Incentive Plan, 3,000,000 shares of Common Stock are available for awards. The 1999 Incentive Plan provides for the grant of any or all of the following types of awards: stock options, stock appreciation rights, stock awards, cash awards, or other rights or interests. Stock options may be incentive stock options that comply with Section 422 of the Code. Future allocation of awards under the 1999 Incentive Plan is not currently determinable as the allocation is dependent upon future decisions to be made by the committee in its sole discretion, and the applicable provisions of the 1999 Incentive Plan.

     The exercise price of any stock option may, at the discretion of the committee, be paid in cash or by surrendering shares or another award under the 1999 Incentive Plan, valued at fair market value on the date of exercise or any combination of cash or stock.

     Stock appreciation rights are rights to receive, without payment to Zap.Com, cash or shares of Zap.Com Common Stock with a value determined by reference to the difference between the exercise or strike price of the stock appreciation rights and the fair market value or other specified valuation of the shares at the time of exercise. Stock appreciation rights may be granted in tandem with stock options or separately.

     Stock awards may consist of shares of Zap.Com Common Stock or be denominated in units of shares of Common Stock. A stock award may provide for voting rights and dividend equivalent rights.

     The committee may specify conditions for awards, including vesting service and performance conditions. Vesting conditions may include, without limitation, provision for acceleration in the case of a change-in-control of Zap.Com, vesting conditions and performance conditions, including, without limitation, performance conditions based on achievement of specific business objectives, increases in specified indices and attaining specified growth measures or rates.

     An award may provide for the granting or issuance of additional, replacement or alternative awards upon the occurrence of specified events, including the exercise of the original award.

     An award may provide for a tax gross-up payment to a participant if a change in control of Zap.Com results in the participant owing an excise tax or other tax above the rate ordinarily applicable, due to the parachute tax provisions of Section 280G of the Code or otherwise. The gross-up payment would be in an amount so that the net amount received by the participant, after paying the increased tax and any additional taxes on the additional amount, would be equal to that receivable by the participant if the increased tax were not applicable.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company.

     Directors, officers and greater than 10% stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year, and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and certain written representations, no persons who were either a director, officer, or beneficial owner of more than 10% of the Company's Common Stock failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the recent fiscal year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Board of Directors of Zap.Com has no compensation committee, or other board committee performing equivalent functions. Decisions concerning the compensation of Zap.Com executives, Avram Glazer and Leonard DiSalvo are made by the Compensation Committee of the Board of Directors of Zapata Corporation. The Board of Directors of Zap.Com is comprised only of Avram Glazer, Zap.Com's President and Chief Executive Officer. No compensation for service to Zap.Com was paid to Mr. Glazer or Mr. DiSalvo for the last fiscal year, except that they were granted options to purchase 365,000 and 100,000 shares of common stock, respectively, in October 2004. See "Proposal 2 -- Approval of Option Grant to President and CEO."

              BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

     No compensation was paid by the Company to its executive officers in 2003 or 2002 and no salary or bonus was paid in 2004. In 2004, the Board did award options to its executive officers following the expiration of previously granted options under their original five-year term. See "Proposal 2 -- Approval of Option Grant to President and CEO." The Board has followed executive compensation policies designed to provide incentives to its executives to focus on both Zap.Com's current and long-term goals, with an overriding emphasis on the ultimate objective of enhancing stockholder value. The Company's executive compensation program has been comprised of cash and equity-based incentives, which recognize individual achievement and encourage executive loyalty and initiative. The Board considers equity ownership to be an important factor in providing executives with a closer orientation to the Company and its stockholders. Accordingly, the Board has granted options to purchase Common Stock pursuant to Zap.Com's 1999 Long-Term Incentive Plan.

     Base salaries for our executives have been established on a case-by-case basis by the Board, based upon the executive's level of responsibility, prior experience, breadth of knowledge, and salary requirements. The Board has granted stock options upon hiring or based upon subjective considerations as to an executive's contribution or potential contribution to the Company. Other benefits offered to executives have been generally the same as those offered to Zap.Com's other employees.

                                          RESPECTFULLY SUBMITTED,

                                          -s- Avram A. Glazer

                                          AVRAM A. GLAZER,
                                          Director

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

     The Commission requires a comparison of the cumulative total return of the Company's Common Stock with that of (1) a broad equity market index and (2) a published industry or line-of-business index, or index of peer companies with similar market capitalization, over a five year period or such shorter that the Company has been registered under Section 12 of the Securities Exchange Act of 1934 ("Exchange Act"). The Company registered pursuant to Section 12 on November 12, 1999 and its common stock has traded on the NASD OTC Bulletin Board since November 30, 1999. The Company has selected to use the Russell 2000 Index as its broad market index. For the second required comparison, the Company has selected the RDG Internet Index.

     The stock price performance on the following graph does not necessarily indicate of future performance. The stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference the Information Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this graph by reference, and it shall not otherwise be deemed filed.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
               AMONG ZAP.COM CORPORATION, THE RUSSELL 2000 INDEX
                      AND THE RDG INTERNET COMPOSITE INDEX

                              [PERFORMANCE GRAPH]

                                                   CUMULATIVE TOTAL RETURN
           --------------------------------------------------------------------------------
                                   12/99     12/00     12/01     12/02     12/03     12/04
           --------------------------------------------------------------------------------
            Zap.Com Corporation   100.00      6.52      3.30      0.70      2.78      1.39
            Russell 2000          100.00     96.98     99.39     79.03    116.38    137.71
            RDG Internet          100.00     57.26     40.00     27.91     38.25     41.67

        * $100 invested on 12/31/99 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

ZAPATA CORPORATION

     Since its inception, Zap.Com has utilized the services of the Zapata's management and staff under a shared services agreement that allocated these costs on a percentage of time basis. Zap. Com also subleases its office space in Rochester, New York from Zapata. Under the sublease agreement, annual rental payments are allocated on a cost basis. Zapata has waived its rights under the shared services agreement to be reimbursed for these expenses since May 1, 2000. For the year ended December 31, 2004, approximately $13,000 was recorded as contributed capital for these services.

OTHER

     Gordon E. Forth, who serves as corporate secretary of Zap.Com, is a partner at Woods Oviatt Gilman LLP, which has acts as counsel to Zap.Com and Zapata. Mr. Forth also serves as corporate secretary to Zapata.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table indicates the number of shares of Common Stock owned beneficially as of April 15, 2005 by

     - each person known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock,

     - each director,

     - the Named Officers, and

     - all directors and executive officers as a group.

     Except to the extent indicated in the footnotes to the following table, each of the persons or entities listed therein has sole voting and investment power with respect to the shares which are reported as beneficially owned by such person or entity. The Company does not know of any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company.

     The following calculations are based upon the shares of the Company's common stock issued and outstanding on April 15, 2005 plus the number of such shares of common stock outstanding pursuant to SEC Rule 13d-3(d))1. Shares of the Company's common stock subject to options exercisable within 60 days of April 15, 2005 are deemed outstanding for purposes of computing the percentage of the person holding such option but are not deemed outstanding for computing the percentage of any other person.

SHARES BENEFICIALLY OWNED

                                                                              PERCENT OF
NAME AND BENEFICIAL OWNER                                     NO. OF SHARES   OWNERSHIP
-------------------------                                     -------------   ----------
Zapata Corporation(1)(2)....................................   48,972,258        97.9%
Avram Glazer(3), President, CEO and Director................       50,000           *
All Named Officers and directors as a group (3 persons).....       50,000           *

---------------

 *  Represents ownership of less than 1.0%

(1) Zapata's address is 100 Meridian Centre, Suite 350, Rochester, New York 14618. As a result of this ownership, Zapata controls Zap.Com. Malcolm Glazer, through an entity he owns and controls, owns beneficially and of record approximately 51% of Zapata's outstanding common stock and, by virtue of that ownership, Malcolm Glazer may be deemed to control Zapata and, therefore, to beneficially own the

Zap.Com securities held by Zapata. Mr. Glazer disclaims any beneficial ownership of Zap.Com's common stock beneficially owned by Zapata.

(2) Zap.Com has registered 1,000,000 shares of Zap.Com common stock held by Zapata for resale on a shelf basis under a separate registration statement. These figures are subject to change if Zapata sells any of these shares.

(3) Avram Glazer's address is 100 Meridian Centre, Suite 350, Rochester, New York 14618. Avram Glazer also beneficially owns 137,272 shares of common stock of Zap.Com's parent company Zapata Corporation. This amount includes 107,672 shares subject to options exercisable within 60 days of April 15, 2005.

                                   PROPOSAL 2

                 APPROVAL OF OPTION GRANT TO PRESIDENT AND CEO

     On October 20, 2004, the Company's then outstanding stock options under its 1999 Long-Term Incentive Plan (the "PLAN") to its three executive officers expired according to their original five year terms. These included options held by President and CEO Avram Glazer to purchase 365,000 shares of Common Stock at $2.00 per share. The Plan is described above under "Executive
Compensation -- 1999 Long-Term Incentive Plan." Following the expiration of these stock options, Zap.Com's Board, comprised of its sole director, Avram A. Glazer, approved the grant of stock options to these executive officers, including himself, and three employees of Zapata Corporation. The grants cover options to two other Zap.Com executive officers and to three Zapata employees to purchase an aggregate of 146,300 shares of Zap.Com Common Stock. Mr. Glazer's grant covers 365,000 shares of the Company's Common Stock. The options are exercisable in cumulative one-third installments vesting annually beginning on the first anniversary of the date of grant. The exercise price for these stock options is $0.08 per share, which was the fair market price of the Common Stock on the date of grant. The closing price per share of the Company's Common Stock on the NASD OTC Bulletin Board on April 15, 2005, was $0.13. At the Board's discretion, outstanding options may be amended to accelerate the vesting period resulting in a one-time, non-cash charge to the Company. This potential charge may be more or less than the amount which will be expensed ratably in accordance with the provisions of Statement on Financial Accounting Standards No. 123R.

     The options granted to Mr. Glazer are subject to the approval of Zap.Com's stockholders, and are the subject of this proposal.

     The Board of Directors considers that it is in the Company's best interest to grant non-qualified stock options to the Company's President and CEO to replace the previously expired options. None of the executive officers received other compensation for their services in that capacity in 2004. The Compensation Committee of the Board of Directors of Zapata Corporation, the Company's 98% stockholder, has approved the grant and Zapata has indicated that it intends to vote in favor of the proposal.

TAX TREATMENT

     The options granted are non-qualified options for tax purposes. No taxable income is recognized by an optionee upon the grant of an option. The optionee will, in general, recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of an option, the optionee will have taxable gain or loss measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

     If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, it generally will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on this matter is required to approve Proposal 2.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PROPOSAL TO GRANT STOCK OPTIONS TO THE COMPANY'S PRESIDENT AND CEO.

                                   PROPOSAL 3

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected the firm of PricewaterhouseCoopers LLP to act as the Company's independent auditors and to conduct an audit, in accordance with auditing standards generally accepted in the United States of America, of the Company's financial statements for the fiscal year ending December 31, 2005.

     The Board of Directors considers PricewaterhouseCoopers LLP to be well qualified. A representative of that firm is expected to be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if he or she so desires. Neither the firm nor any of its partners has any direct financial interest or any indirect financial interest in the Company other than as independent auditors. This selection is being submitted for ratification at the meeting.

     The affirmative vote of the holders of a majority of the shares of Common Stock present at the meeting and entitled to vote is required for such ratification. If not ratified, the selection will be reconsidered by the Board, although the Board of Directors will not be required to select different independent auditors for the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE BOARD'S APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

     Our Board of Directors' policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors, PricewaterhouseCoopers LLP. Our Board of Directors pre-approved all such audit and non-audit services provided by the independent auditors. In 2004 and 2003, the Company did not engage PricewaterhouseCoopers LLP to provide any non-audit services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to Board of Directors regarding the extent of services provided by the independent auditors in accordance with this pre-approval and the fees for the services performed to date. Board of Directors may also pre-approve particular services on a case-by-case basis.

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 2004   DECEMBER 31, 2003
                                                              -----------------   -----------------
Audit Fees..................................................       $31,400             $32,500
Audit-Related Fees..........................................            --                  --
Tax Fees....................................................            --                  --
All Other Fees..............................................            --                  --

                                  HOUSEHOLDING

     The SEC allows the Company to deliver a single information statement and annual report to an address shared by two or more stockholders. This delivery method, referred to as "householding," can result in significant cost savings for the Company. In order to take advantage of this opportunity, Zap.Com and banks and brokerage firms that hold your shares have delivered only one information statement and annual report to multiple stockholders who share an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of the information statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the information statement and annual report, now or in the future, may obtain one, without charge, by addressing a request to the Vice-President Finance and Chief Financial Officer, Zap.Com Corporation, 100 Meridian Centre, Suite 350, Rochester, New York 14618,
(585) 242-2000. Stockholders sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future should submit their request by contacting the Company in the same manner. If you are the beneficial owner, but not the record holder, of the Company's shares and wish to receive only one copy of the information statement and annual report in the future, you will need to contact your broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

                                 OTHER MATTERS

     As of the date of this Information Statement, the Board of Directors knows of no other matter to be presented at the Annual Meeting.

                                          By Order of the Board of Directors,

                                          -s- Avram A. Glazer

                                          AVRAM A. GLAZER,
                                          President and Chief Executive Officer

Rochester, New York
April 18, 2005

                                   APPENDIX A

                              ZAP.COM CORPORATION
                             STOCK OPTION AGREEMENT

     This STOCK OPTION AGREEMENT (the "OPTION AGREEMENT"), is entered into and is effective as of November 2, 2004 (the "GRANT DATE"), between ZAP.COM CORPORATION, a Nevada corporation (the "COMPANY"), and AVRAM A. GLAZER (the "OPTIONEE").

                              W I T N E S S E T H:

     A. This Agreement is being entered into by the Company and the Optionee to evidence and set forth the terms and conditions of options to purchase shares of the Company's common stock, par value $.001 per share (the "COMMON STOCK"), which have been awarded to the Optionee under the Company's 1999 Long-Term Incentive Plan (the "PLAN").

     B. All capitalized terms used herein and not otherwise defined shall have the meanings given thereto in the Plan and in Section 12 of this Agreement.

                              P R O V I S I O N S:

     NOW, THEREFORE, in consideration of the premises, the terms and conditions set forth herein, the mutual benefits to be gained by the performance thereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. GRANT OF OPTION. Subject to the terms and conditions herein, the Company hereby grants to the Optionee, and the Optionee hereby accepts, a non-qualified stock option to purchase (the "OPTION") from the Company up to 365,000 shares of Common Stock (the "OPTION SHARES") at an exercise price of $.08 per share (the "EXERCISE PRICE"). The number of Option Shares and the Exercise Price are subject to adjustment upon the occurrence of certain events to the extent and in the manner provided in Section 4(c) of the Plan. This Option is intended to be treated as an option that does not qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

          2. VESTING. Subject to the terms and conditions herein, the Option shall vest and become exercisable (i) with respect to 33 1/3% of the total number of Option Shares, as of the first anniversary of the Grant Date;
     (ii) with respect to an additional 33 1/3% of the Option Shares, as of the second anniversary of the Grant Date; and (iii) with respect to the remaining 33 1/3% of the total Option Shares, as of the third anniversary of the Grant Date. These vesting installments shall be cumulative so that the Optionee may purchase on or after each such anniversary and during the remainder of the Option Period (defined below) that number of Option Shares which the Optionee was entitled to purchase but did not purchase during any preceding period or periods.

          3. EXERCISE PERIOD. Subject to the terms and conditions herein, the Optionee may exercise the vested portion of the Option at any time and from time to time during the five (5) year period beginning on the Grant Date (the "EXERCISE PERIOD"), provided that in the event that the exercise is subsequent to the termination of Optionee's employment with the Company, prior to any exercise (a) the Optionee shall have executed a waiver and release in the form of EXHIBIT A annexed hereto ("WAIVER AND RELEASE") or in another form satisfactory to the Company; and (b) the revocation period provided in Section 6 of the Waiver and Release shall have expired without the Optionee exercising his right of revocation thereunder. In the event that Optionee revokes the Waiver and Release after execution, then both the vested and unvested portion of the Option shall terminate and be of no further force and effect.

          4. TERMINATION AND ACCELERATION OF OPTION.

          (a) Subject to the terms and conditions herein, in the event that the Optionee terminates employment with the Company or the Company terminates the Optionee's employment with the

     Company for Cause (defined below), then (i) the unvested portion of the Option as of the date of such termination shall terminate and be of no further force or effect; and (ii) the vested portion of the Option may be exercised during the period ending upon the earlier of the three (3) month period after the first date on which such termination is effective and the expiration of the Exercise Period. In the event that the Optionee's employment with the Company is terminated by the Company without Cause or due to death or disability, then (i) the unvested portion of the Option as of the date of such termination shall terminate and be of no further force or effect and (ii) the vested portion of the Option may be exercised during the period ending upon the earlier of the twelve (12) month period after the first date on which such termination is effective and the expiration of the Exercise Period.

          (b) If the Optionee performs services for the Company or an affiliate of the Company in a capacity other than as a director or employee, then, for purposes hereof, those services will be deemed to be continuous until they are terminated, and they will be deemed to be terminated at the time provided therefor in the consulting or other agreement governing the performance of such services or, if there is no such agreement, at the time the Company or an affiliate of the Company notifies the Optionee that it no longer contemplates the utilization of such services.

          (c) Notwithstanding anything else herein to the contrary, the Option, to the extent that it is unvested, shall automatically vest and become immediately exercisable (i) upon a dissolution or liquidation of the Company or (ii) upon written election of the Committee in the event of a Change of Control and any such election may be done with or without condition that the Change of Control transaction be consummated. In addition, if this Option accelerates as a result of a Change of Control, the Committee may, in its sole discretion, cause the Option, to the extent not previously exercised, to terminate on the effective date of the Change of Control and as of such time, the Option shall cease to remain outstanding unless the Committee determines that it can, and it is expressly assumed by the successor corporation to the Company or the parent thereof.

          (d) In the event that the Optionee commences any claim, action, proceeding or lawsuit against the Company, both the vested and unvested portion of the Option shall immediately terminate and be of no further force or effect.

          (e) Notwithstanding anything to the contrary contained herein, any portion of the Option which is unexercised shall terminate and be of no further force or effect upon the expiration of the Exercise Period.

          5. EXERCISE AND PAYMENT OF EXERCISE PRICE.

          (a) The Option may be exercised only by delivery of a Notice of Exercise in the form of EXHIBIT B annexed hereto (the "EXERCISE NOTICE") to the Secretary of the Company, which shall state: (i) that the Optionee elects to exercise the Option; (ii) the number of Option Shares with respect to which the Option is being exercised (the "OPTION SHARES"); (iii) the method of payment for the Option Shares pursuant to Section 5(b) hereof; (iv) the date upon which the Optionee desires to consummate the purchase of the Option Shares (which date must be prior to the termination of the Option and no later than thirty (30) days from the delivery of such Exercise Notice); and, (v) any representations of the Optionee required under Section 11 hereof. If the Option is exercised by any person other than the Optionee (to the extent permitted hereunder or under the Plan), then the Exercise Notice shall be accompanied by evidence to the satisfaction of the Company that such person has the legal right to exercise the Option. The Exercise Notice shall be accompanied by payment of the full amount of the aggregate Exercise Price due for the Option Shares being purchased and appropriate withholding taxes. The Option may only be exercised with respect to a whole number of shares.

          (b) Payment of the Option Price for the Option Shares shall be made:
     (i) in cash or by personal or certified check; (ii) by delivery of stock certificates (in negotiable form) representing shares of Common Stock that have been owned of record by the Optionee for at least six (6) months prior to the date of exercise that have a Fair Market Value on the date of exercise equal to the product of (A) the number of Option Shares, multiplied by (B) the Exercise Price; (iii) a combination of either of the methods set forth in clauses (i) and (ii) above; (iv) (A) by arrangements which are acceptable to the Committee and as permitted by applicable law whereby the Optionee relinquishes a portion of the Option to the extent that it is vested, or (B) in compliance with any other cashless exercise program authorized by the Committee for use in connection with the Plan at the time of such exercise; or (v) such other consideration as shall be acceptable to the Committee as evidenced by its written authorization. Notwithstanding the foregoing, the Company may from time to time change (or provide alternatives to) the method of exercise of the Option by notice to the Optionee, it being understood that from and after such notice the Optionee will be bound by the method (or alternatives) specified in any such notice.

          (c) As promptly as is feasible after the exercise of the Option, a certificate for the Option Shares issuable on the exercise of the Option shall be delivered to Optionee or to Optionee's personal representative, heir or legatee; provided, however, that no certificates for Option Shares will be so delivered until (i) appropriate arrangements have been made with the Company for the withholding of any taxes which may be due with respect to such Option Shares; (ii) the Option Price has been paid in full; (iii) in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with and (iv) if the Common Stock is at the time listed on any stock exchange, until the Option Shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance. The Committee may condition delivery of certificates for Option Shares upon the prior receipt from the Optionee of any undertakings which it may determine are required to assure that the certificates are being issued in compliance with federal and state securities laws.

          6. CONFIDENTIALITY. As a material inducement to the Company to grant this Option and to enter into this Agreement, the Optionee hereby expressly agrees to be bound by the following covenants, terms and conditions:

             (a) During the course of the Optionee's relationship with the Company or any of its affiliates, the Optionee has had, and will have, access to Confidential Information relating to the Company and its affiliates and parties with whom they may enter into transactions. During the term of the Optionee's relationship with one or more of the Company and its affiliates and thereafter, the Optionee agrees to keep secret and retain in strictest confidence all of such Confidential Information, and will not disclose, disseminate or use such information for the Optionee's own advantage or for the advantage of any other person or entity other than the Company or its Corporate Affiliates in accordance with the terms of the Optionee's employment or relationship with the Company. In the event disclosure of any such Confidential Information is required or purportedly required by law, the Optionee will provide the Company with prompt notice of any such requirement so that the Company or its affiliates may seek an appropriate protective order prior to disclosure.

             (b) As requested by the Company from time to time and upon the termination of the Optionee's employment with the Company for any reason, the Optionee shall promptly deliver to the Company all copies and embodiments, in whatever form, of all Confidential Information in the Optionee's possession or within his control (including, but not limited to, written records, notes, photographs, manuals, notebooks, documentation, program listings, flow charts, magnetic media, disks, diskettes, tapes and all other materials containing any Confidential Information) irrespective of the location or form of such material and, if requested by the Company, shall provide the Company with written confirmation that all such materials have been delivered to the Company.

             (c) The Optionee acknowledges that in the event the Optionee violates any provisions of this Section 6, in addition to its other rights and remedies, the Company shall be entitled to injunctive relief without the necessity of proving actual damages. The Optionee further acknowledges that if any provision of this Section 6 is held to be unenforceable, the court making such holding shall have the power to modify such provision and in its modified form such provision shall be enforced.

             (d) The Optionee acknowledges and agrees that the provisions of this Section 6 are in addition to, and not in lieu of, any confidentiality obligations which the Optionee may have with respect to the Company and/or its affiliates, whether by agreement, fiduciary obligation or otherwise and that the grant and exercisability of the Option contemplated by this Agreement are expressly made contingent on the Optionee's compliance with the provisions of this
        Section 6. Without in any way limiting the provisions of this Section 6, the Optionee further acknowledges and agrees that the provisions of this
        Section 6 shall remain applicable in accordance with their terms after the termination or cessation of employment with the Company, whether the Optionee's termination or cessation of employment or service is voluntary or involuntary.

          7. NO EMPLOYMENT OR SERVICE RIGHTS. Nothing in this Agreement, shall give the Optionee any right to continue in the employment or service of the Company or any affiliate of the Company, or interfere in any way with the right of the Company or any affiliate of the Company to terminate the employment or service of the Optionee.

          8. TRANSFER AND ASSIGNMENT. Except as provided in Paragraph 12 of the Plan, no right or benefit under the Plan or this Agreement shall be subject to anticipation, alienation, transfer, sale, assignment, pledge, encumbrance or charge, whether voluntary, involuntary, direct or indirect, by operation of law or otherwise, including, without limitation, a change in beneficial interest of any trust and a change in ownership of a corporation or partnership, but not including a change of legal and beneficial title of a right or benefit resulting from the death of any Optionee or the spouse of any Optionee (any such proscribed transaction hereinafter a "DISPOSITION"). Any attempted Disposition will be null and void unless approved in writing by the Committee. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities or torts of any Optionee or other person entitled to such benefits.

          9. NO STOCKHOLDER RIGHTS. The Optionee shall have no rights as a stockholder of the Company with respect to any Option Shares unless and until certificates evidencing such Option Shares shall have been issued by the Company to the Optionee. Until such time, the Optionee shall not be entitled to dividends or distributions in respect of any Option Shares or to vote such shares on any matter submitted to the stockholders of the Company. In addition, except as to such adjustments that from time to time be made by the Company or the Committee in accordance with Section 4(c) of the Plan, no adjustment shall be made or required to be made in respect of dividends (ordinary or extraordinary, whether in cash, securities or any other property) or distributions paid or made by the Company or any other rights granted in respect of any Option Shares for which the record date for such payment, distribution or grant is prior to the date upon which certificates evidencing such Option Shares shall have been issued by the Company.

          10. WITHHOLDING TAXES. The Company may make such provisions as it may deem appropriate for the withholding of any taxes that it determines is required in connection with the Option granted pursuant hereto or the issuance of any Option Shares.

          11. SECURITIES LAWS.

          (a) The Company may, but shall not be obligated to, register or qualify the sale of the Option Shares under the Securities Act of 1933, as amended ("'33 ACT") or any other applicable law.

          (b) Unless at the time of exercise of the Option there shall be, in the opinion of counsel for the Company, a valid and effective registration statement under the '33 Act and appropriate qualification and registration under applicable state securities laws relating to Option Shares being acquired pursuant to the Option or an applicable exemption therefrom shall apply, the Optionee shall be required, upon exercise of the Option, to give to the Company a written representation, in a form reasonably satisfactory to the Company, that he or she is acquiring the Option Shares for his or her own account for investment, and not with a view to, or for sale in connection with, the resale or distribution of any such shares. The Optionee shall be further required to agree that he or she will not sell or transfer any Option Shares acquired pursuant to exercise of the Option until he or she provides the Company's counsel with an opinion of counsel satisfactory to the Company to the effect that such proposed sale or transfer will not result in a violation of the '33 Act or any applicable state securities law, or a registration statement covering the sale or transfer of the shares has been declared effective by the Securities and Exchange Commission or appropriate state governmental authority, or he or she obtains a no-action letter from the

     Securities and Exchange Commission or appropriate state governmental authority with respect to the proposed transfer.

          (c) Stock certificates representing Option Shares acquired upon the exercise of the Option that have not been registered under the '33 Act shall bear the following legend (in addition to any other legend required by law):

             THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES LAW OF ANY STATE. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH THOSE LAWS OR AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT SUCH SALE, OFFER FOR SALE, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION DOES NOT VIOLATE THE PROVISIONS OF SUCH LAWS.

          If in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Option Shares sold under this Agreement is no longer required, the holder of such a certificate shall be entitled to exchange such certificate for a certificate representing the same number of Option Shares but without such legend.

          (d) The Committee may from time to time impose any conditions on the exercise of the Option as it deems necessary or advisable to ensure that all rights granted under the Plan satisfy the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or any successor rule. Such conditions may include, without limitation, the partial or complete suspension of the right to exercise the Option.

          12. DEFINITIONS. As used herein, the following definitions shall apply:

             (a) "AFFILIATE" means an affiliate of the Company within the meaning of Rule 405 under the '33 Act.

             (b) "CAUSE" shall mean termination resulting from (i) the continuing and material failure by the Optionee to fulfill the Optionee's duties in his employment with the Company or willful misconduct or gross neglect in the performance of such duties, (ii) the material breach of this Agreement by the Optionee, (iii) committing fraud, misappropriation or embezzlement in the performance of the Optionee's duties in his employment with the Company or (iv) the Optionee's commission of any felony for which the Optionee is convicted. The Committee shall have the power to determine what constitutes a termination for Cause and the date upon which such termination for Cause occurs. Any such determination shall be final, conclusive and binding upon the Optionee.

             (c) "CORPORATE AFFILIATE" means Zapata or any of its subsidiaries.

             (d) "CONFIDENTIAL INFORMATION" means information or material proprietary to the Company or its Corporate Affiliates or designated as Confidential Information by them and not generally known by non-Company or non-Corporate Affiliate personnel, which the Optionee develops, or of which Optionee obtains knowledge, or to which the Optionee may obtain access, through or as a result of, the Optionee's relationship with the Company or its Corporate Affiliates. Confidential Information includes, but is not limited to, the following types of information and other information of a similar nature (whether or not reduced to writing): any facts, opinions, conclusions, projections, data, information, trade secrets or know-how relating to any research project, work in process, future development, engineering, manufacturing, marketing, financial or personnel matter relating to the Company or its affiliates, their present or future products, technology, sales, customers, employees, investors, prospects, markets or business. Confidential Information also includes any information described above which the Company or its Corporate Affiliates obtain from other entities and which they treat as proprietary or designate as Confidential Information, whether or not owned or developed by the Company or its Corporate Affiliates. Notwithstanding the foregoing, information publicly known that is generally employed by the trade at or after the time Optionee first learns of such information, or generic information or knowledge which associate would have learned in the course of similar employment or work elsewhere in the trade, shall not be deemed part of the Confidential Information.

             (e) "DISABILITY" means the inability of the Optionee to perform the customary duties of the Optionee's employment or other service for the Company or an affiliate of the Company by reason of a physical or mental incapacity which is expected to result in death or be of indefinite duration as determined by the Committee, in its sole and absolute discretion.

             (f) "EMPLOYMENT WITH THE COMPANY" shall mean and include employment by Zapata or any other affiliate of the Company.

             (f) "OPTIONEE" is used hereunder under circumstances applicable to any other person or persons to whom an Award may be assigned in accordance with the provisions of Section 8, the term "Optionee" shall be deemed to include such person or persons, including any legal representatives and/or legatees under a will. References to the masculine gender herein also include the feminine gender for all purposes.

          13. MISCELLANEOUS.

          (a) NOTICE. Unless otherwise provided herein, any notice or other communication hereunder shall be in writing and shall be given by registered or certified mail. All notices of the exercise by the Optionee of the Option granted pursuant hereto shall be directed to Zap.Com Corporation, Attention: Secretary or Chief Financial Officer, at the Company's current address. Any notice given by the Company to the Optionee shall be directed to him at the address set forth beneath his signature at the end of this Agreement. The Company shall be under no obligation whatsoever to advise or notify the Optionee of the existence, maturity or termination of any rights hereunder and the Optionee shall be deemed to have familiarized himself with all matters contained herein and in the Plan which may affect any of the Optionee's rights or privileges hereunder.

          (b) PLAN CONTROLS. This Agreement is subject to the Plan (as it may be amended or modified from time to time to the extent permitted therein), a copy of which has been furnished to the Optionee and for which the Optionee acknowledges receipt. The terms and provisions of the Plan (including any subsequent amendments thereto) are incorporated by referenced herein. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan shall govern and prevail.

          (c) ADMINISTRATION. The Committee authorized to administer the Plan will have full power and authority to interpret and apply the provisions of this Agreement and act on behalf of the Company, and the decision of the Committee as to any matter arising under this Agreement shall be final, binding and conclusive as to all persons.

          (d) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          (e) ENTIRE AGREEMENT; MODIFICATION.  This Agreement (including the
     Plan) constitutes the entire agreement between the parties with respect to the subject matter hereof and controls and supersedes any prior understandings, agreements or representations by or between the parties, written or oral with respect to its subject matter and may not be modified except by written instrument executed by the parties. The Optionee has not relied on any representation not set forth in this Agreement.

          (f) APPLICABLE LAW. Except with respect to those terms related to the issuance of stock governed by the corporate law of the State of Nevada, this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above.

                                          ZAP.COM CORPORATION

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                          OPTIONEE:

                                          --------------------------------------
                                          Name:

                                          Address:
                                          --------------------------------------

                       ---------------------------------------------------------

                                   EXHIBIT A

                               WAIVER AND RELEASE

     This WAIVER AND RELEASE is made the   day of           , 200  by
          , residing at           (hereinafter "EMPLOYEE"), for the benefit, and
in favor, of ZAP.COM CORPORATION, with offices located at 100 Meridian Centre, Suite 350, Rochester, New York 14618 (hereinafter "ZAP.COM"), together with parents, subsidiaries and affiliates, and the officers, directors, agents, employees, successors and assigns of Zap.Com and each of the other aforementioned entities (hereinafter Zap.Com and the other aforementioned persons and entities to be referred to individually and collectively as the "COMPANY").

     WHEREAS, Employee and Company are parties to a certain Stock Option
Agreement dated as of           ,      (the "OPTION");

     WHEREAS, Employee and the Company mutually agree that Employee's employment
with the Company terminated effective           , 200  ; and

     WHEREAS, Section 3(b) of the Option expressly provides that Employee's right to exercise the Option following Employee's termination of employment is conditioned upon Employee executing this Waiver and Release and not revoking within any revocation period that may be applicable thereto;

     NOW, THEREFORE, in consideration of the Company continuing the Option following Employee's termination, and other good and valuable consideration received, receipt of which is accepted and acknowledged, Employee agrees as follows:

          1. Employee hereby waives, releases and forever discharges the Company from and against any and all claims, causes of action, judgments, orders, assessments, damages, losses, injuries, proceedings, interest, penalties, fines, expenses, costs (including reasonable attorneys' fees and litigation costs) and suits of any kind, in law or equity, which Employee, his/her heirs, executors, legal representatives or assigns ever had, now have, or hereafter may have against the Company by reason of any matter from the beginning of the world to the date of this Waiver and Release, including, but not limited to:

             (a) any and all suits, proceedings, causes of action, damages, injuries, salary, benefits, costs or claims arising out of or in relation to Employee's employment with, or termination of employment from the Company, including, but not limited to, any claims of illegal discrimination or retaliation against you based on your age, sex, race, religion, national origin, citizenship or disability; and

             (b) any and all suits, proceedings, causes of action, damages, injuries, costs or claims for violation of federal, state or local constitutional, statutory or regulatory provisions affecting employment rights and/or relationships including, but not limited to, the New York State Executive Law, the Civil Rights Acts of 1964 and 1991, the Equal Pay Act of 1963, the Age Discrimination in Employment Act of 1967
        (ADEA), the Rehabilitation Act of 1973, the Employee Retirement Income Security Act (ERISA), the Americans with Disabilities Act (ADA) and Executive Order 11246, as each may have been amended or modified;

          PROVIDED, HOWEVER, the Employee shall not and does not release the Company from its right to exercise the Option with respect to the vested portion thereof as specifically provided in the Option.

          2. Employee represents and agrees that his/her employment with the
     Company was terminated effective           , 200  , and he/she waives any
     right to hereafter seek or apply for employment with the Company.

          3. Employee represents and agrees that he/she has not disclosed, and will not at anytime disclose, to any person, firm, corporation or entity any confidential or proprietary information concerning the business affairs of the Company which he/she acquired in the course of, or as incident to, his/her employment, for his/her own benefit, the benefit of any other person, firm, corporation or entity, or to the detriment or intended or probable detriment of the Company. Employee agrees that all papers, documents and equipment which have come into the possession of Employee in the course of business remain the property of the Company and/or the Company, and shall not be disclosed, disseminated, taken, removed from the Company's premises or copied without the express written permission of the Company.

     Employee further agrees that he/she will return on or before           ,
     200 , all records and property in his/her possession or custody belonging to or relating in any way to the affairs of the Company.

          4. Employee understands and agrees that this Waiver and Release and the actions and matters settled and provided for herein, shall not constitute (and may not be construed as) an admission of liability in any respect by the Company, and Employee agrees to make no such representations to any person or entity.

          5. Employee represents and agrees that he/she is entering into this Waiver and Release freely and voluntarily, and with a complete understanding of its terms and consequences. Employee further represents and agrees that the Company encouraged him/her to review this Waiver and Release with his/her own private attorney prior to his/her execution hereof and that he/she has had the opportunity to thoroughly discuss all aspects of this Waiver and Release with a private attorney of his/her own choosing.

          6. Employee represents and agrees that the Company offered him/her a period of twenty-one (21) days from the date Employee first received this Waiver and Release from the Company to review and consider this Waiver and Release. Employee further represents and agrees that the Company advised him/her that he/she has seven (7) days from the date of execution of this Waiver and Release to revoke this Waiver and Release. Employee further understands and agrees that no vested options under the Option Agreement shall be exercisable until the aforementioned seven day revocation period has expired, and provided that Employee has not revoked this Waiver and Release as previously described.

          7. Employee understands and acknowledges that if any legal action is instituted by or brought on behalf of Employee against Company, Employee agrees to pay back to Company all monies received as well as any other thing of value received under this Waiver and Release (including voluntarily surrendering any Option Shares to the Company that he may have received upon exercise of the Option or the equivalent value thereof) and to pay Company its costs and attorneys' fees in such action.

          If in any legal action the Release set forth in Paragraph 1 of the Waiver and Release is found to be unenforceable for any reason, then:

             (a) this Waiver and Release shall be null and void from today on;
        and

             (b) any monetary benefit received by the Employee under the Settlement after today and not previously returned to the Company under this paragraph, shall be treated as an overpayment and shall have to be repaid to the Company with interest at the rate of 9%.

          This paragraph 7 does not apply to any thing of value given to Employee for which Employee actually performed services and by law Employee is entitled to receive.

          8. Employee agrees to pay any collection or legal fees incurred by Company to recover any overpayment or to enforce any portion of this Waiver and Release.

          9. Employee represents and agrees that he/she has read the entire contents of this Waiver and Release and that this Waiver and Release represents the entire understanding and agreement between Employee and the Company, except that it does not replace or supersede any covenant not to solicit, covenant not to compete or confidentiality agreement previously signed by Employee or the Option in any respect. Employee agrees that no representations or agreements have been made with respect to these matters other than those contained in this Waiver and Release.

          10. Employee agrees that, if any of the provisions of this Waiver and Release shall be deemed illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not invalidate or render unenforceable the entire Waiver and Release, but rather the entire Waiver and Release shall be construed as if not containing the particular illegal, invalid or unenforceable provision or provisions, and the rights and obligations of Employee and the Company shall be construed and enforced accordingly. Further, under such circumstances, the Company and Employee agree to exercise their best efforts to carry out the original intention of this Waiver and Release and shall make such amendments and take such steps as may be necessary to ensure the continued validity of this Waiver and Release.

Dated:

                                          --------------------------------------
                                          EMPLOYEE

STATE OF NEW YORK )
COUNTY OF             )ss:

     On the   day of           in the year 200  before me, the undersigned, a
Notary Public in and for said state, personally appeared           , personally
known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                          --------------------------------------
                                          Notary Public

                                   EXHIBIT B

                       NOTICE OF EXERCISE OF STOCK OPTION

To: Zap.Com Corporation

     The undersigned is a holder of a stock option (the "OPTION") to purchase shares of Zap.Com Corporation (the "CORPORATION") Common Stock, $.001 par value (the "COMMON STOCK"), issued pursuant to a Zap.Com Corporation Stock Option
Agreement dated as of           (the "AGREEMENT"). A copy of the Agreement
evidencing such Option is annexed hereto.

     The undersigned hereby elects to purchase           shares of Common Stock
pursuant to the terms of such Option (the "OPTION SHARES"), and tenders herewith
payment in full in the amount of $     per share, for a total purchase price of
$     , with the payment of the purchase price being made in the form of
          , pursuant to Section 5(b) of the Agreement. The undersigned wishes to
consummate the purchase of the Option Shares by or before           .

     In exercising his Option, the undersigned hereby confirms and acknowledges that he is acquiring Option Shares for his own account for investment and not with a view to, or for sale in connection with, the resale or distribution of any such shares. The undersigned also confirms and acknowledges that he will not sell or transfer any Option Shares acquired pursuant to the exercise of the Option until he requests and receives an opinion of the Corporation's counsel to the effect that such proposed sale or transfer will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities law, or a registration statement covering the sale or transfer of the Option Shares has been declared effective by the Securities and Exchange Commission or appropriate state governmental authority, or he obtains a no-action letter from the Securities and Exchange Commission or appropriate state governmental authority with respect to the proposed transfer.

     The undersigned acknowledges and agrees that this purported exercise of the Option is conditioned on, and subject to, (a) any compliance with requirements of applicable federal and state securities laws deemed necessary by the Company,
(b) to the undersigned's satisfaction of all federal, state or local income and employment tax withholding requirements applicable to this exercise, (c) to the undersigned's execution and delivery of a Waiver and Release in the form of Exhibit A to the Agreement and the expiration of applicable revocation period in the event of the undersigned's termination of employment and (d) if the exercise is made in connection with a Change of Control transaction, the vesting of the Option Shares may be conditioned upon the consummation of the Change of Control if the Committee has provided for this condition in its acceleration of the Option.

     Please issue a certificate or certificates representing said Option Shares in the name of the undersigned or in such other name as is specified below. If the Option Shares are being issued to any person other than the Optionee, evidence of the right of such person to exercise the Option has been presented to the Corporation and has been deemed satisfactory:

                                          --------------------------------------
                                          Name

                                          --------------------------------------

                                          --------------------------------------
                                          Address:

                                          --------------------------------------
                                          Social Security Number

                                          --------------------------------------
                                          Date: